Exhibit 99.1 Public Lender Presentation October 6, 2021 MKS Instruments, Inc.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 regarding the proposed acquisition (the “Acquisition”) by MKS Instruments, Inc. (“MKS”) of Atotech Limited (“Atotech”), the expected timetable for completing the Acquisition, future financial and operating results and metrics for the combined company, including to reflect MKS’ acquisition of Photon Control Inc. (“Photon Control”), which MKS acquired in July 2021, benefits and synergies of the Acquisition, future opportunities for the combined company and other future expectations, beliefs, goals, plans or prospects. These statements are only predictions based on current assumptions and expectations. Any statements that are not statements of historical fact (including statements containing the words “will,” “projects,” “intends,” “believes,” “plans,” “anticipates,” “expects,” “estimates,” “forecasts,” “continues” and similar expressions) should be considered to be forward-looking statements. Actual events or results may differ materially from those in the forward-looking statements set forth herein. Among the important factors that could cause actual events to differ materially from those in the forward-looking statements are: manufacturing and sourcing risks, including supply chain disruptions and component shortages; the ability of MKS to complete the Acquisition; the risk that the conditions to the closing of the Acquisition, including receipt of required regulatory approvals and approval of Atotech shareholders, are not satisfied in a timely manner or at all; the terms and availability of financing for the Acquisition; the substantial indebtedness MKS expects to incur in connection with the Acquisition and the need to generate sufficient cash flows to service and repay such debt; MKS’ entry into Atotech’s chemicals technology business, in which MKS does not have experience and which may expose it to significant additional liabilities; risk of litigation relating to the Acquisition; the risk that disruption from the Acquisition materially and adversely affects the respective businesses and operations of MKS and Atotech; restrictions during the pendency of the Acquisition that impact MKS’ or Atotech’s ability to pursue certain business opportunities or other strategic transactions; the ability of MKS to realize the anticipated synergies, cost savings and other benefits of the Acquisition, including the risk that the anticipated benefits from the Acquisition may not be realized within the expected time period or at all; competition from larger or more established companies in MKS’ and Atotech’s respective markets; the ability of MKS to successfully grow its business and the businesses of Atotech, Photon Control and Electro Scientific Industries, Inc., which MKS acquired in February 2019; potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the Acquisition; the ability of MKS to retain and hire key employees; legislative, regulatory and economic developments, including changing conditions affecting the markets in which MKS and Atotech operate generally as well as fluctuations in capital spending in the semiconductor industry and other advanced manufacturing markets, and fluctuations in sales to MKS’ and Atotech’s existing and prospective customers; the ability to anticipate and meet customer demand, the challenges, risks and costs involved with integrating the operations of the companies MKS has acquired; the impact of the COVID-19 pandemic and related private and public measures on MKS’ and Atotech’s businesses; potential fluctuations in quarterly results; dependence on new product development; rapid technological and market change; acquisition strategy; volatility of stock price; international operations; financial risk management, and the other factors described in MKS’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and any subsequent Quarterly Reports on Form 10-Q, and Atotech’s Annual Report on Form 20-F for the fiscal year ended December 31, 2020 and any subsequent reports on Form 6-K, each as filed with the U.S. Securities and Exchange Commission. Projections, forecasts and assumptions as to future events are subject to significant uncertainties and contingencies (especially in light of impacts from COVID-19), many of which are beyond MKS’ control. In addition, MKS does not currently control the operations of Atotech, and the information underlying the assumptions and forecasts with respect thereto is consequently more limited. As a result, no assurance can be given that any calculations, projections, or forecasts will be realized. Actual results during the periods covered by the projections and calculations that follow may differ significantly from the forecasted results and such differences may be material. MKS and Atotech are under no obligation to, and expressly disclaim any obligation to, update or alter these forward-looking statements, whether as a result of new information, future events or otherwise after the date of this presentation. MKS PROPRIETARY 2

FINANCIAL INFORMATION; USE OF NON-GAAP AND NON-IFRS FINANCIAL MEASURES Financial Information; Presentation of Pro Forma Combined Information Except as otherwise indicated, all financial information of MKS has been reported in accordance with U.S. generally accepted accounting principles (“GAAP”) and all financial information of Atotech has been reported in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board. The pro forma combined financial information in this presentation has not been prepared in accordance with Article 11 of Regulation S-X but rather represents a combination of MKS’ results with the results of Atotech and Photon Control. Except as otherwise stated herein, Atotech financial information has not been reconciled (a) from IFRS to GAAP in accordance with Regulation S-X or (b) to the accounting policies followed by MKS. Pro forma combined financial information pursuant to Article 11 of Regulation S-X and pro forma combined financial information prepared using Atotech’s financial information reconciled to GAAP could differ materially from the combined information presented herein. Uses of Non-GAAP and Non-IFRS Measures This presentation also includes MKS and Atotech financial measures that are not in accordance with GAAP (“Non-GAAP financial measures”) and Atotech financial measures that are not in accordance with IFRS (“Non-IFRS financial measures”), including, without limitation, Adjusted EBITDA, Adjusted EBITDA margin, free cash flow, Non-GAAP adjusted gross profit, Non-GAAP gross margin, Non-GAAP operating margin, free cash flow before debt service, Non-GAAP operating expenses, Non-GAAP operating income, Non-GAAP net interest expense, Non-GAAP tax rate, Non-GAAP net earnings and Non-GAAP net earnings per diluted share. These Non-GAAP financial measures and Non-IFRS financial measures should be viewed in addition to, and not as a substitute for, MKS’ and Atotech’s reported GAAP and IFRS results, and may be different from Non-GAAP financial measures and Non-IFRS financial measures used by other companies. MKS management believes the presentation of these Non-GAAP financial measures and Non-IFRS financial measures is useful for comparing prior periods and analyzing ongoing business trends and operating results of both MKS and Atotech. In addition, certain Non-IFRS measures of Atotech and pro forma Non-GAAP measures of the combined company are presented with certain adjustments to align with GAAP and MKS financial reporting. Please see the Appendix at the end of this presentation for reconciliations of MKS’ Non-GAAP financial measures, Atotech’s Non- IFRS financial measures to the comparable GAAP and IFRS financial measures and such other adjustments. MKS is not providing a quantitative reconciliation of (1) forward-looking Non-GAAP or Non-IFRS net earnings to GAAP and IFRS net income, as applicable, (2) forward-looking Adjusted EBITDA to GAAP or IFRS net income, as applicable, (3) forward-looking Non-GAAP adjusted gross profit, gross margin and operating margin to GAAP gross profit, gross margin or operating margin, as applicable, or (4) forward-looking free cash flow and unlevered free cash flow to operating cash flow or (5) forward-looking Non-GAAP operating expenses, Non-GAAP operating income, Non- GAAP net interest expense, Non-GAAP tax rate, Non-GAAP net earnings per diluted share and Adjusted EBITDA Margin to the most directly comparable GAAP financial measures, as applicable, in each case because it is unable to estimate with reasonable certainty the ultimate timing or amount of certain significant items without unreasonable efforts. These items may include, but are not limited to, acquisition and integration costs, acquisition inventory step-up, amortization of intangible assets, amortization of the step-up of inventory to fair value, net interest expense, depreciation expense, restructuring and other expense, asset impairment, and the income tax effect of these items. All of these items are uncertain, depend on various factors, including, but not limited to, our pending acquisition of Atotech and our recently completed acquisition of Photon Control, and could have a material impact on GAAP and IFRS, as applicable, reported results for the relevant period. MKS PROPRIETARY 3

Today’s Presenters John T. C. Lee Seth H. Bagshaw President & Senior Vice President, Chief Executive Officer Chief Financial Officer & Treasurer 14+ years at MKS 15+ years at MKS MKS PROPRIETARY 4

Table of Contents 1 1. Transaction Summary 2 2. Company Overview 3 3. Transaction Rationale 4 4. Financial Overview 5 5. Appendix - MKS Instruments - Atotech MKS PROPRIETARY 5

Transaction Summary

Transaction summary	• On July 1st 2021, MKS announced it entered into an agreement to acquire Atotech for an equity value of ~$5.1B[(1)]
	  • $16.20 in cash per share and 0.0552 of a share of MKS common stock for each Atotech common share
	  • Expect to realize $50M of cost synergies over 36 months

Financing	• Cash portion of transaction is expected to be financed through a combination of available cash and committed debt financing
	• MKS is seeking debt financing comprised of:
	  • US$1,000M EUR 7-year senior secured term loan facility
	  • US$4,280M USD 7-year senior secured term loan facility
	  • US$500M 5-year senior secured revolving credit facility
	• The permanent financing structure is under consideration, based on prevailing market conditions
	• At close, pro forma gross and net leverage is expected to be ~4.4x and ~3.7x, respectively, based on Pro Forma LTM Q2'21 Adj. EBITDA of $1,208M[(2)]

Closing	• Expected Q4 2021 • Subject to Atotech shareholder approval, court approval, regulatory approvals, and other customary closing conditions

[(1)] Based on MKS share price as of 07/01/2021; [(2)] Includes $50M of expected annualized run-rate synergies. See slide 58 for a bridge to Non-GAAP pro forma Adjusted EBITDA

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Sources & Uses and Pro Forma Capitalization Sources of funds (6/30/21) ($M) Uses of funds (6/30/21) ($M) (1) Cash from Balance Sheet $499 Purchase of equity $4,827 (1) Equity to Atotech shareholders 1,624 Refinance MKS debt 829 New USD Term Loan B 4,280 Refinance Atotech debt 1,592 New EUR Term Loan B (USD equivalent) 1,000 Total transaction fees and OID 155 Total sources $7,403 Total uses $7,403 Pro forma capitalization x LTM 6/30/21 Adj. Capitalization ($M) Maturity Amount EBITDA % cap (2) Cash & Marketable Securities $790 New $500M Revolving Credit Facility 2026 - New USD Term Loan B 2028 4,280 New EUR Term Loan B 2028 1,000 Total debt $5,280 4.37x 34.7% Total net debt $4,490 3.72x (1),(3) Market value of equity 9,926 65.3% Total capitalization $15,206 (4) Adj. EBITDA $1,208 (1) (2) (3) Based on MKS share price as of 10/1/2021; Pro forma cash, cash equivalents and short-term investments as of 6/30/21 less cash from the balance sheet used as a source of funds for the transaction; Pro forma diluted shares (4) outstanding include approx. 55.5M existing MKS shares and approx. 10.9M additional MKS shares to be issued to Atotech shareholders; Includes $50M of expected annualized run-rate synergies. See slide 58 for a bridge to Non- GAAP pro forma Adjusted EBITDA MKS PROPRIETARY 7

Summary Terms and Conditions MKS Instruments, Inc. (the “Borrower”) Borrower Borrower’s direct and indirect domestic material subsidiaries Guarantors n Perfected first lien priority security interest on substantially all assets of the Borrower and Guarantors Security n 65% of the voting capital stock, and 100% of the non-voting capital stock, of any first-tier foreign subsidiary Amortization Facility Amount Tenor Revolver $500M 5 years N/A Facility USD Term Loan B $4,280M 7 years 0.25% per quarter; bullet at maturity EUR Term Loan B $1,000M (USD equivalent) 7 years 0.25% per quarter; bullet at maturity n Revolver: None Call protection n Term Loan Bs: 101 soft call for 6 months Incremental facilities Usual and customary for transactions of this type Mandatory prepayments Usual and customary for transactions of this type n Revolver: Maximum first lien net leverage of 6.00x, tested when utilized above 35% Financial covenants n Term Loan Bs: None Negative covenants Usual and customary for transactions of this type Lead Arranger & Admin Agent J.P. Morgan Note: A fulsome marketing term sheet will be posted to Syndtrak. MKS PROPRIETARY 8

Financing Timeline October 2021 S M T W T F S 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 Key transaction date U.S. public holiday Date Event st n Launch acquisition financing October 1 th n Global lender call October 6 st n Commitments due at 5:00pm EST October 21 n Estimated closing Q4 2021 MKS PROPRIETARY 9

Company Overview John T.C. Lee

MKS Business Snapshot (1) (1) (1) Revenue Mix Revenue Stream Revenue By Segment Equipment & Solutions 11% Services 13% Advanced Semiconductor Light & markets 59% Motion 41% 27% Vacuum & Analysis Equipment 62% 87% SEMI CHIPS MADE EMPLOYEES ENGINEERS AND LEADING PATENTS TOTAL CUSTOMERS w/ MKS WORLDWIDE SCIENTISTS POSITION IN 15 WORLDWIDE ACROSS THE GLOBE (2) (3) PRODUCTS CATEGORIES + + 1,000 15 ~100% ~2,200 ~5,400 24K (1) (2) (3) Represents LTM 06/30/21 financials; Product categories where Company estimates it is #1 or #2. Excludes Photon Control; Internal Company estimate MKS PROPRIETARY 11

Broad Portfolio Driving Growth Across Multiple End Markets

Semiconductor

- **Deposition**
  - *Atomic Layer Deposition, Plasma Enhanced Chemical Vapor Deposition*
- **Etching**
  - *Extreme Vertical Structures*
- **Lithography**
  - *193nm Immersion, EUV*
- **Metrology & Inspection**
- **Critical Wet Processing**
  - *Dissolved Reactive Gases*


LTM Q2'21
REVENUE
59%
41%

Advanced Markets

- **Advanced Electronics Manufacturing**
  - *PCB Manufacturing, Electronic Component Manufacturing, Electronic Thin Film*
- **Industrial Technologies**
  - *Process Industries, Telecom/Datacom, Industrial Manufacturing*
- **Life & Health Sciences**
  - *Analytical & Medical Instrumentation, Biopharma, Bioimaging, Surgery*
- **Research & Defense**
  - *Imaging/Infrastructure, Protection/ Surveillance, Electronics/Biological Research, Ultrafast Laser Studies*

(1) Company estimate; (2) GDP refers to the Congressional Budget Office's forecast in its "Update to the Economic Outlook" published in July 2020.

2020-2025 Semiconductor CAGR: WFE[1]+200bps

2020-2025 Advanced Markets CAGR: GDP[2]+300bps

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Atotech Business Snapshot (1) (1) Revenue By End Market (1) Revenue Stream Revenue Mix Service Metal 4% Equipment Coatings General 7% 17% Metal Finishing 36% Auto Surface Advanced Finishing Electronics Electronics 19% Consumables 64% 64% 89% PCB CUSTOMERS TOTAL CUSTOMERS R&D & Tech Center PATENTS (2) General Metal Electronics (2) ACROSS THE GLOBE WORLDWIDE Employees Finishing 28 of + + + top-30 #1 #1 7.5K 2,000 700 Differentiated integrated equipment chemistry and service offering (1) (2) Represents LTM 06/30/21 financials; Based on FY 2020 market share information per Atotech company estimates provided in June 2021 Atotech investor presentation MKS PROPRIETARY 13

Atotech Key Solutions


1
Chemistries
2
Equipment
3
Service &
Software

1

Delivers Superior Performance

- Mission-critical "designed-in" solutions
- Environmentally sustainable product portfolio
- Commitment to R&D and innovation
- Proprietary molecules synthesized in-house

2

Maximizes Chemistry Effectiveness

- Plating equipment designed to optimize chemistry outcomes (higher yields and less downtime)
- Installed base of over 1,000 systems pulls through chemistry sales
- #1 global market share in horizontal plating equipment[1]

3

Ensures Optimal Results

- Service-intensive with 16 global Technology Centers and ~1,900 technical experts at customer sites
- Fosters deep customer intimacy
- Highly innovative equipment software
- Development of multiple IIoT solutions underway

Note: IIoT = Industrial Internet of Things

[1] Based on Atotech company estimates provided in June 2021 Atotech investor presentation

Top 25 Customers Average Length of Relationship > 20 years

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Strategic Rationale John T.C. Lee

Key Credit Highlights 1 ● Combined company is strategically positioned to outperform industry growth ‒ MKS and Atotech are positioned to benefit from growing miniaturization and complexity in electronics ‒ Broad equipment and consumable portfolio with market leading positions in critical applications 2 ● Compelling industrial logic for combination ‒ Complementary products to optimize the Interconnect, and accelerate customer roadmaps ‒ Adjacent channel strengths creates significant market share gain opportunities – cross-selling and innovation 3 ● Resilient business models – diversified revenue stream with sticky/stable customer relationships ‒ Diverse mix of revenue streams by product, geography, and customer ‒ Attractive recurring revenue stream (Consumables + Services) estimated at ~40% of combined pro forma revenue ‒ Deep customer relationships together with products built into generational platforms 4 ● Strong FCF generation profile with conservative leverage ‒ MKS generated over $1.4B of FCF between 2016 and 2020 and successfully de-levered post-Newport and ESI acquisitions ‒ ~4.4x pro forma leverage as of 6/30/21 with expected rapid deleveraging using combined FCF 5 ● Experienced management team with superior execution and M&A integration track record MKS PROPRIETARY 16

MKS: 60 Years of Leadership in Enabling Miniaturization The Next Frontier in Miniaturization and Complexity is the Interconnection of chips, sensors, and devices ● Broadens MKS’ capabilities in Advanced Markets ‒ Atotech is a global leader in electronics chemistry ● Positions MKS to accelerate customer roadmaps ‒ Together we can optimize the interplay between chemical processes and via drilling to solve challenges on next-generation architectures ● Strengthens MKS’ financial profile ‒ Transaction expected to be accretive within first year, adds attractive consumables revenue stream and opens new growth opportunities MKS PROPRIETARY 17

Market Expansion With Leading Positions EQUIPMENT VACUUM & ANALYSIS LIGHT & MOTION CHEMISTRY & SOLUTIONS Semiconductor Advanced Electronics Mfg. Industrial Life & Health Sciences Research & Defense (1) Contribution from Photon Control MKS PROPRIETARY 18 INDUSTRIAL TECHNOLOGIES Pressure Measurement Control & Iso Valves Flow & Gas Delivery RGA FTIR Plasma & Reactive Gas RF Power Instruments Vibration Control Motion Opto-Mechanics Laser Measurement Lasers Laser Optics Gratings & Filters IR Optics Integrated Solutions Temperature (1) Measurement Flex PCB Component Test Electronics General Metal Finishing

M&A is Core to MKS Growth Strategy

2000 - 2010		2010 - 2015	2015 – 2021		
ASTEX – 2000	ENI – 2002	PLASMART – 2012	NEWPORT – 2016	ESI – 2019	PHOTON CONTROL – 2021
Plasma & Reactive Gas	RF Power	RF Power	Light & Motion	Equipment & Solutions	Optical Sensors for Temperature Control for Etch & Dep

Surround the Chamber®

Surround the Chamber® and Surround the Workpiece®

23 deals combining transformational and tuck-ins, expanding capabilities and access to key markets

Track record of efficient integration and de-levering

Newport and ESI set foundation for Advanced Markets growth similar to early Semi acquisitions

Photon Control expands Surround the Chamber offering

Significant Opportunities to Further Extend Technology and Market Position

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Chemistry Is Critical Enabler in the Markets MKS Serves Semiconductor Advanced Markets MINIATURIZATION / FORM-FACTOR MINIATURIZATION Smaller Geometries (nm) Finer Features (µm) COMPLEXITY Vertical Scaling Higher Density CHEMISTRY CHEMISTRY CHEMISTRY Novel Materials Novel Materials Nove Novel M l Mat aterials erials PROVEN PLAYBOOK Surround the Chamber® Surround the Workpiece® Optimization of the Interconnect is the Next Frontier for Miniaturization and Complexity MKS PROPRIETARY 20

Challenges at the Interconnect Demand Integrated Approach Combined PCB Expertise Unique to Industry ● Increased device complexity driving PCB and Packaging innovation ‒ Increasing density, shrinking geometries ● Interconnect quality is essential to integration of chips to devices ‒ Reliability, productivity and peak performance are critical ● Optimization of the interconnect enables price/performance gains for next-gen devices ‒ Optimized workflow delivers yield and throughput gains MKS: Atotech: PCB via Drilling Systems, Process Chemistry Lasers, Optics, Motion and Equipment Adjacent Expertise Creates Significant Market Share Opportunities MKS PROPRIETARY 21

Complete Via Formation Process – Unique to the Industry


PRESSING
LAMINATION
PHOTO
PROCESS
PROCESS
FLOW
VIA FORMATION
& PLATING
VIA FORMATION
& PLATING
OXIDE
BLACKENING
LASER
DRILLING
SPLASH
REMOVAL
DESMEAR
E-LESS
CU
FLASH Cu
PLATING
VIA
FILLING
ATOTECH
MKS

World-class Cu plating for optimum performance and reliability



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Unique Domain Expertise In PCB and Packaging Wafer RDL IC Packaging Advanced PCB (HDI, Flex, SLP) MKS LASER SYSTEMS Multilayer PCB ATOTECH EQUIPMENT & MATERIALS LARGER VIA SIZE SMALLER Ability to optimize chemistry and equipment together will be a key differentiator MKS PROPRIETARY 23 LOW COMPLEXITY LEVEL HIGH

L-T Opportunity: Leverage Combined Via Formation Expertise TODAY FUTURE Cross-Selling Opportunities Integrated via Formation Architectures Atotech leadership in ATOTECH HDI chemistry Growing miniaturization and complexity driving the need for optimization at the interconnect Deliver faster solutions with more features & functionality MKS leadership in MKS flex PCB via drilling Solving Customers’ Hardest Challenges Through Optimization, Collaboration & Differentiation MKS PROPRIETARY 24

Financial Rationale Seth H. Bagshaw

Stronger Financial Profile ● Atotech brings robust operating profile (1) ‒ Adjusted Gross margin ~50% ; Adjusted EBITDA margin (1) of >25% ● Attractive recurring consumables revenue stream ‒ Equipment + Consumables provides sticky/stable business ● Non-GAAP EPS expected to be accretive within first year ‒ Estimate $50 million of annual run rate cost synergies over 36 months ● Manageable leverage supported by robust pro forma cash generation ‒ Strong combined pro forma FCF and growing EBITDA provide sufficient room to reduce leverage ratios (1) LTM 6/30/2021. Reported Adjusted Gross Margin and Adjusted EBITDA Margin include adjustments to align with U.S. GAAP and MKS financial reporting. See appendix. . MKS PROPRIETARY 26

Diversifies Revenue & Provides Recurring Stable Cash Flows MKS Standalone Pro Forma $4.1B $2.7B Total Revenue Semiconductor Semiconductor 39% 41% 61% Revenue mix Advanced Markets 59% Advanced Markets 13% Consumables Services 31% Services Equipment Revenue streams 59% 10% 87% Equipment Revenue contribution Revenue contribution Customer concentration 25% 16% from AMAT/LAM from AMAT/LAM % Non-GAAP Gross % Adj. Gross margin 46% 48% margin (1) Profitability (2) (2) Adj. EBITDA / Margin Adj. EBITDA / Margin $0.8B / 28% $1.2B /29% (1) Note: Based on LTM 6/30/2021 results. See Appendix for Atotech adjustments and reconciliations for MKS Non-GAAP Gross margin and Adj. EBITDA; Atotech LTM Q2’21 gross profit includes adjustments to align with (2) MKS financial reporting. Atotech LTM Q2’21 Adj. EBITDA adjusted from IFRS to GAAP basis; Pro forma LTM Q2 ’21 Adj. EBITDA include $50M of expected annualized run-rate synergies. Reduces Exposure to Semiconductor Market Below 40% and Adds Recurring Revenue With Strong Profitability MKS PROPRIETARY 27

Sticky and Stable Customer Relationships Atotech MKS ● Complexity of Semiconductor manufacturing process ● Mission-critical “designed-in” solutions drives drives deep and long customer relationships customer loyalty and stickiness ‒ 24 years avg. relationship length with top-25 customers ● IC manufacturers follow a method called “copy exact” to duplicate manufacturing processes ● Work collaboratively with customers and OEMs to be ‒ Requires every piece of equipment to be an identical named Process of Record (POR) with their suppliers copy to the original certified version ● Strong customer focus culture drives customer intimacy ‒ Contractual commitment ‒ 80-90% of annual R&D spend supports existing ● Copy-exact methodology enables MKS to be “locked- customers’ product improvement in” after each design win ‒ Invested in Technology Centers in close proximity to customers which helps provide on‐site support MKS PROPRIETARY 28

Strong Track Record of Successful M&A Execution Newport Acquisition - April 2016 ESI Acquisition - February 2019 Announced Realized Announced Realized Run-rate synergies $35M $38M Run-rate synergies $15M $18M Timeline 18-36 months 17 months Timeline 18-36 months 20 months E&S SEGMENT NON-GAAP OPERATING MARGIN L&M SEGMENT NON-GAAP OPERATING MARGIN 15.9% 18.6% +1290 +660 12.0% BASIS BASIS POINTS POINTS 3.0% (1) (1) 2016 PRO FORMA 2020 2019 PRO FORMA 2020 MKS NET LEVERAGE RATIO MKS NET LEVERAGE RATIO 1.7x 1.0x 1.1x 0.8x 0.4x 0.2x AT CLOSE 6 MONTHS 12 MONTHS AT CLOSE 12 MONTHS 18 MONTHS (1) Assumes the Company acquired Newport on January 1, 2016 and ESI on January 1, 2019. 2016 and 2019 Pro Forma Non-GAAP Operating Margin reconciliations can be found in the Appendix. History of Rapid De-levering and Delivering Synergies Faster and Above Targets MKS PROPRIETARY 29

Synergy Overview ● Majority of the cost savings / synergies exist at the corporate level ● $50M of annualized cost synergies estimated to be achieved over Projected Synergies 36 months from transaction close Public company, corporate, and related costs $20 ● Synergies expected to be phased in 1/3 per year for three years beginning 2022E Materials / logistics / supply chain 10 ‒ Synergy impact on PF EBITDA (ex. cost to achieve synergies): Business unit operating expense lean-out 10 • 2022E: $17M (33% of run-rate) • 2023E: $33M (66% of run-rate) Facilities / operations optimization 10 • 2024E onwards: $50M (100% of run-rate) Total synergies $50M ● Approximately $37.5M of one-time costs to achieve projected synergies ~5% of Atotech’s $1B cost base MKS PROPRIETARY 30

Financial Overview Seth H. Bagshaw

Post-close Financial Plan For the immediate future, MKS is focused on integration and committed to paying down debt LIQUIDITY • Total estimated liquidity of $1.3B: ~$0.8B cash at close plus $500M undrawn credit facility • Pro forma gross leverage at close expected to be slightly below 4.4x based on Pro forma LTM Q2’21 Adj. EBITDA LEVERAGE • Expected to return to 2x gross leverage in the long-term • Allocate free cash flow towards debt repayment CAPITAL • No share repurchase since Q3 2018 and none expected ALLOCATION • Maintain existing dividend • Defer significant M&A until integration substantially complete M&A MKS PROPRIETARY 32

Combined Pro Forma Financial Profile $ in millions Revenue Adj. Gross profit (Non-GAAP) MKS Atotech $4,114 % PF growth MKS Atotech % PF margin $1,981 $3,564 $1,714 $3,088 $1,420 $1,522 $735 $1,234 $661 $1,188 $684 $2,694 $1,245 $2,330 $1,054 $1,900 $838 2019 2020 LTM Q2'21 2019 2020 LTM Q2'21 (6)% 15% 28% 49% 48% 48% Adj. EBITDA (Non-GAAP) Capex MKS Atotech MKS Atotech % PF Revenue % PF margin $124 $1,158 $117 $103 $27 $921 $32 $396 $750 $39 $324 $337 $97 $85 $762 $64 $597 $413 2019 2020 LTM Q2'21 2019 2020 LTM Q2'21 24% 26% 28% 3% 3% 3% Note: Atotech historical reported gross profit includes adjustments to align with MKS financial reporting. Atotech historical reported Adj. EBITDA and capex adjusted from IFRS to GAAP basis. See Appendix for Atotech’s financial adjustments and reconciliations for MKS Non-GAAP financial measures. MKS PROPRIETARY 33

MKS Q3’21 Guidance Q3’21E Q2’21A ● Revenue from Semiconductor Market Revenue $720M +/- $30M $750M expected to be consistent to slightly up sequentially Non-GAAP Financial Measures Gross Margin 47.0% +/- 100bps 47.4% ● Revenue from Advanced Markets Operating Expenses $149M +/- $4M $147M expected to decline sequentially Operating Income $190M +/- $17M $208M ● Non-GAAP gross margin reflects Operating Margin 26.4% +/- 130bps 27.7% anticipated product mix and revenue levels Interest Expense, Net $6M $6M Tax Rate 17.0% 17.0% ● Non-GAAP tax rate reflects anticipated Net Earnings $153M +/- $15M $168M geographic mix of taxable income Net Earnings per Diluted Share $2.74 +/- $0.26 $3.02 ● Guidance inclusive of partial quarter results from Photon Control Diluted Share Count 55.7M 55.7M Note: See Appendix for reconciliations for Non-GAAP financial measures. MKS PROPRIETARY 34

Atotech FY 2021 Guidance[1]

	FY 2021
Electronics Chemistry Organic Revenue Growth	7% – 8%
GMF Chemistry Organic Revenue Growth	12% – 13%
Total Chemistry Organic Revenue Growth	~10%
Total Revenue Growth[2]	13% – 14%
Adjusted EBITDA (IFRS-basis)	$435M – $450M
Capex as % of Total Revenue	4.5% – 5.0%
Interest Expense[3]	$70M – $74M
Income Tax Rate[4]	30% – 31%

- **Assumptions: Market growth rates based on Atotech's internal market model, (data derived from key consultancy firms (e.g. IHS, IDC)) and continued recovery from COVID-19 pandemic leading to 6% global GDP growth (IMF)**
- **Adjusted EBITDA – Guidance assumes FX rates as per June 30, 2021**

[1] Atotech guidance as presented in Atotech's Q2'21 earnings presentation on 8/11/21 in connection with its earnings call
[2] Includes chemistry organic growth and equipment excluding FX effects
[3] Excludes roughly $59M in one-time costs connected with early extinguishment of Holdco and Opco notes and financing fee amortization, which was recognized in Q1 2021. Review Atotech Annual Report on Form 20-F
[4] Includes approximately 25% - 26% income tax rate and 5% withholding tax rate. Tax rate is generally applicable to operating profit (before interest expense), and does not include any tax litigation reserves Atotech may take.

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MKS Standalone Long-Term Target Model (1) 2020-2025 Semi CAGR WFE +200bps (2) 2020-2025 Advanced Markets CAGR GDP +300bps Incremental Non-GAAP Gross Margin ~50% ~40% Incremental Non-GAAP Operating Margin (1) Growth rate for Wafer Fabrication Equipment spend for the period 2020-2025 (2) Growth rate for Nominal Gross Domestic Product for the period 2020-2025 Non-GAAP EPS CAGR 2x Revenue Growth MKS PROPRIETARY 36

Key Takeaways ● Compelling industrial logic for acquisition ‒ Strategic fit ‒ Diversifies business in terms of customers, end-markets and consumables / hardware mix ‒ Provides recurring revenue and cash flow stability through business cycles ‒ Path to seamless integration ● Strong pro forma cash generation and liquidity profile ● Conservative financial policies ‒ Strong deleveraging track record in previous sizable acquisitions ‒ Natural deleveraging over next 18-24 months ‒ Expected to return to 2x gross leverage in the long-term MKS PROPRIETARY 37

Appendix

MKS Overview

MKS Value Proposition Enabling key Semi subsystems technology trends leader with with foundational broadest portfolio solutions Focus on Positioned for miniaturization growth in and technical complementary complexity drives Advanced Markets shareholder value MKS PROPRIETARY 40

A Stronger, More Diverse Company 2015-2020 2015 2020 CAGR +23% Total Revenue $0.8B $2.3B +20% • Semiconductor Market $0.6B $1.4B • Advanced Markets $0.3B $0.9B +30% (1) (1) Leading Product Categories 7 15 Patents ~1,100 ~2,200 (2) +28% Free Cash Flow $126M $428M (1) Product categories where Company estimates it is #1 or #2. (2) Free cash flow is net cash provided by operating activities less purchase of property plant and equipment. Non-GAAP financial measure. See appendix for reconciliations MKS PROPRIETARY 41

Strong and Accelerating Free Cash Flow Generation $450 $1.4B MKS standalone FCF (excludes Atotech) $400 $350 $300 $538M $250 (1) $200 Strong Through-Cycle Free Cash Flow $399M $150 $100 $107M $50 $0 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 (1) Free cash flow is net cash provided by operating activities less purchases of property plant and equipment. See appendix for reconciliations 2019 “Trough” Greater than any “Peak” in MKS History through 2016 MKS PROPRIETARY 42

Multiple Secular Growth Drivers Semiconductor Mechanical to 5G and IoT Demand/Complexity Laser-Based Proliferation Drives WFE Manufacturing MKS is Uniquely Positioned for Market share gains Accelerating adoption Ubiquitous as equipment of Lasers, Optics expansion spend increases and Photonics of electronics Customer Challenges: Miniaturization – Density – New Materials MKS PROPRIETARY 43

Attractive Long-Term Market Growth Average Chip Revenue ($B) Average WFE Spending ($B) >$550 >$70 +45% $431 +47% $48 +16% $324 +22% $32 $255 $28 $23 $177 2001-2005 2006-2010 2011-2015 2016-2020 2 2021 021-202 -2025E 5 2001-2005 2006-2010 2011-2015 2016-2020 2021-2025 2021-2025E VERTICAL SCALING, EUV, ALD 300 MM CONVERSION Source: VLSI, internal Company data. More Data à More Powerful Semi Chips à More Complexity à MKS Enabling Technologies MKS PROPRIETARY 44

MKS Semi Business Has Outperformed WFE 40% 25.0 Executing On Surround 10-year Average CAGR 30% ® the Chamber MKS Annual Semi Outperformance 20.0 MKS 10-Year Organic Trend • SAM expansion, technology MKS has (1) WFE 10-Year Trend 20% increased WFE 8% enablement, portfolio breadth share by 40% CAGR in the last decade 15.0 6% 10% CAGR Capitalizing on Key Technology Inflections 0% 10.0 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 • Due to unique innovation model -10% MKS outgrows WFE 200bps on average Time-To-Market 5.0 -20% • Drives increased customer intimacy (1) WFE Source: Company estimates. -30% 0.0 Strong 2015-2020 Organic Semi Revenue Growth of ~17% MKS PROPRIETARY 45

MKS Approaches Innovation Differently Creating a Virtuous Cycle That Drives Growth and Expansion Drives cross- LASERS collaboration Solve Customers’ Toughest FLOW Collaborate Challenges POWER CONTROL Across Provides critical Enterprise insights as inflections arise Office of Office of Fosters culture of PRESSURE the CTO the CTO & VALVES innovation and VACUUM Win Share leadership (OCTO) (OCTO) & Deepen Relationships Addresses Gain Insights Into Next customer problems Inflections PLASMA & holistically OPTICS & REACTIVE PHOTONICS GAS Broaden Portfolio Facilitates deeper LASER & Expand SAM SYSTEMS customer relationships Empowers Product Experts to Bring Technical Expertise Closer to our Customers MKS PROPRIETARY 46

Corporate Social Responsibility Is CORE To MKS Our People and Our Our Communities Environment Shareholders Driving Sustainability and Value for All Stakeholders • Diversity is core to MKS and starts at the top: • Enabling sustainability with our products: • Strong, diverse and independent Board: - Board: 38% Gender Diverse; 25% Racially Diverse - Enabling Solar manufacturing with our Flow, - 75% of Board is independent Valves, Pressure, Lasers, and Photonics - Exec Team: 20% Gender Diverse; 20% Racially - 50% of Directors have tenure of <3 years Diverse - Dissolved Ozone for wafer clean, a green - Board possesses a diverse skillset across key alternative to toxic gases - Diversity & Inclusion training rolled out in 2020 functional areas to MKS leaders, more initiatives have rolled out - Advanced Analyzers for emissions monitoring • Executive pay incentives aligned with and will continue to come in 2021 • Processes in place for responsible sourcing Corporate financial performance goals • Robust measures to ensure employee safety and wellness • Philanthropy and Volunteerism initiatives across the Company MKS PROPRIETARY 47

MKS Historical Financial Performance (1) Revenue Gross margin (Non-GAAP) ($ in millions) % growth $2,694 46% 45% 44% $2,330 $1,900 2019 2020 LTM Q2'21 2019 2020 LTM Q2'21 (8)% 23% 32% (1),(2) (1) Adj. EBITDA (Non-GAAP) Free cash flow (Non-GAAP) $762 ($ in millions) ($ in millions) % margin $597 $495 $428 $413 $181 2019 2020 LTM Q2'21 2019 2020 LTM Q2'21 22% 26% 28% (1) (2) Note: Financials exclude Photon Control; Non-GAAP financial measure. See appendix for reconciliations; Free cash flow is net cash provided by operating activities less purchase of property plant and equipment MKS PROPRIETARY 48

Atotech Overview

Atotech Over Time

Founding & Expansion

1901 — ROOTS:
Ernst Christian Friedrich Schering launched the electroplating division

1993 — FOUNDING:
Elf Aquitaine merges its Elf Atochem operations with Schering's electroplating division

2000 — EXPANSION:
Begins operating its new semiconductor division

2001 — MERGER:
Elf Aquitaine merges with Totalfina to become Totalfina Elf before changing the company name to Total in May 2003

In the mid-1990s, Atotech begins expanding into Europe and Asia and continues growing its presence through TechCenters in all key markets, particularly Asia

Carlyle Ownership & IPO

2016 — SALE TO CARLYLE:
In October, Carlyle announces its purchase of Total's specialty chemicals affiliate Atotech for $3.2B

2017 — MANAGEMENT:
Geoff Wild joins as CEO in March after successfully leading another Carlyle-owned specialty chemicals company

2021 — PUBLIC OFFERING:
On February 3, 2021, Atotech IPOs on the NYSE ("ATC") with a $498M offering and $3.3B market cap. Carlyle owned 81% of Atotech upon closing of its IPO

On July 1, 2021, MKS announces it entered into an agreement to acquire Atotech in a $5.1B transaction with enterprise value of $6.5B. Carlyle is expected to own approx. 13% of the pro forma shares outstanding

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Atotech Key Investment Highlights

- **Global leader in specialty chemicals and equipment for electroplating** serving secular growth markets in technology, industrial and consumer applications
- **Comprehensive systems and solutions approach** drives sustainable competitive advantage
- **Market-leading R&D investment** enables technological innovation and widens competitive moat
- **Mission-critical solutions** and **low share of end-product total cost** drive customer stickiness
- **Resilient business model** supported by global scale, close customer proximity, and deep support network
- **Diverse revenue base** by end-market, customer, and geography
- **Compelling financial profile** with consistently strong margins and cash flow

LTM Q2'21 Revenue	LTM Q2'21 Gross Profit / Margin	LTM Q2'21 Adj. EBITDA / Margin[(1)]
$1,420M	**$751M / 53%**	**$436M / 31%**

[(1)] *Non-IFRS financial measures. See appendix for reconciliations*

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Electronics ("EL") – A Leader in Electronics Chemicals

EL segment overview

FY 2020 Financials *(IFRS-basis)*	$798M **Revenue**; $259M **Adj. EBITDA**[1]; 32% **Adj. EBITDA Margin**[1]
Description	• Supplies chemicals, equipment, and services used in manufacturing of electronic components, incl. PCBs fabrication and packaging, and IC substrates
>1,400 Direct Customers	• PCB Manufacturers – incl. 28 of top-30 • Semiconductor Manufacturers • Interconnect Manufacturers
Long-Term Growth	• Consumables business CAGR 4% - 6%[2]
FY 2020 Revenue mix[3]	

Communication Infrastructure 8%
Other[4] 9%
Cloud Computing 8%
Smartphones 35%
Consumer Electronics 10%
Big Data 13%
Automotive Electronics 18%

Application example - Plating high-end smartphones



- **Logic printed circuit board**
  - *Wet chemical processes and equipment for latest HDI any layer and HDI mSAP panel fabrication*
- **Flex/rigid-flex printed circuits**
  - *Wet chemical processes and equipment for latest flex/rigid-flex an multilayer panel fabrication*
- **Advanced packaging**
  - *Wet chemical processes and equipment for package substrate, wafer metallization, from chip interconnects to WLP*
- **Functional electronics**
  - *Processes for electrical and electronic applications /components, e.g. connectors, leadframes and ICs*

(1) Non-IFRS financial measure per Atotech's reported filings, see Note 24 to the audited financial statements included in its Form 20-F for FY 2020; (2) MKS internal estimates of 2021-2025 CAGR (excludes FX and palladium pass through); (3) Represents FY 2020 revenues by end market from June 2021 investor presentation. Does not total to 100% due to rounding; (4) Includes end markets such as medical & industrial, energy, and others

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GMF – A Leading Position in the Surface Finishing Industry

GMF segment overview

FY 2020 Financials *(IFRS-basis)*	$437M **Revenues**	$105M **Adj. EBITDA(1)**	24% **Adj. EBITDA Margin(1)**
Description	• Supplies plating and coating chemicals, equipment, and services for decorative and functional surface finishing applications across a variety of end markets		
>6000 Direct Customers	• Metal Plating Service Providers • Parts Manufacturers • OEMs		
Long-Term Growth	• Stable, cash generative business growing at ~GDP(2)		
FY 2020 Revenue mix(3)	Other(4) 30% Household Appliances 2% Heavy Machinery 3% Construction Fixtures 5% 7% Automotive Surface Finishing 53%		

(1) Non-IFRS financial measure per Atotech's reported filings, see Note 24 to the audited financial statements included in its Form 20-F for FY 2020; (2) MKS internal estimates of 2021-2025 CAGR (excludes FX and palladium pass through); (3) Represents FY 2020 revenues by end market per June 2021 investor presentation; (4) Includes end-markets such as cosmetic, fashion, jewellery, energy, household fixtures, decorative hardware, and others

Application example - Automotive



- **Decorative coatings**
  - *Plastic pre-treatment*
  - *Copper/nickel/chrome coatings*
- **Wear-resistant coatings**
  - *Functional chrome coatings*
  - *Electroless nickel coatings*
- **Corrosion-protection coatings**
  - *Zinc and zinc alloy coatings, Zinc flake coatings*
- **Paint support technologies**
  - *Paint overspray treatment, pretreatment, stripping*

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Global Market Leadership (1) #1 in Well-Structured Electronics and GMF Markets Electronics General Metal Finishing (2) 1 Other 1 ATC ATC 28% 26% 23% (2) Other 46% Competitor A Competitor C Competitor A 20% 9% 18% Competitor B Competitor B Competitor C 19% 7% 4% Note: Based on Atotech company estimates provided in June 2021 Atotech investor presentation (1) Market share represents 2020A chemistry revenues and excludes equipment revenues (2) “Other” includes aggregation of other competitors MKS PROPRIETARY 54

Strong Focus on Driving Sustainability

Atotech's commitment to providing sustainable plating solutions spans decades

	Product Applications	Customer Support	Improvements	
	**Solar energy** Current: Chemistry for metallization of solar modules	**Chemicals** ■ Successfully **eliminated several hazardous chemicals** from product portfolio over the past decade ■ **Atotech was the first** company to introduce the trivalent chromium hard-chrome plating process	**53%**	**R&D focus** In 2020, 53% of Atotech's R&D projects were focused on improving environmental sustainability
	**Wind turbines** Current: Chemistry to enhance corrosion protection for wind turbines	**Processes** ■ **Less energy usage** due to lower operating temperatures and zero cooling needs ■ **Reduced customer waste** with more recycling and fewer rinsing steps	↓	**Harmful substances** Over time, Atotech seeks to remove toxic substances, CMR substances, heavy metals, and allergenic substances from its products
	**Batteries** Future: Chemistry for energy storage / batteries	**Equipment / Systems** ■ Atotech's solutions are designed to **use less water, energy, and raw material** ■ Atotech's DynaChrome® equipment results in **70% less wastewater** compared to industry standard	↓	**Emissions** From 2018 to 2020, Atotech reduced total greenhouse gas emissions and total wastewater at Atotech sites by approximately 3% and 6%, respectively

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Atotech Historical Financial Performance (IFRS Basis) Revenue Gross Margin (Excluding Depreciation & Amortization) ($ in millions) % growth $1,420 59% 55% $1,234 53% $1,188 2019 2020 LTM Q2'21 2019 2020 LTM Q2'21 (2)% 4% 22% (1)(2) (1) Adj. EBITDA (IFRS-basis) Adj. Free Cash Flow before Debt Service % margin ($ in millions) ($ in millions) $436 $294 $380 $364 $269 $262 2019 2020 LTM Q2'21 2019 2020 LTM Q2'21 32% 29% 31% (1) (2) Non-IFRS financial measures. See appendix for reconciliations; Adj. Free Cash Flow before Debt Service defined as Adj. EBITDA less Capex, net of disposals less changes in operating working capital less cash taxes MKS PROPRIETARY 56

GAAP to Non- GAAP and IFRS to Non-IFRS Reconciliations, Other Adjustments

Bridge to Pro Forma LTM Q2’21 Adjusted EBITDA (GAAP-basis) Pro forma EBITDA $690.2 $403.2 $1,093.4 Stock-based compensation 32.7 2.0 34.7 COVID-19 related net adjustment - 1.2 1.2 Acquisition and integration costs 13.1 - 13.1 Restructuring and other 13.6 0.3 13.9 Asset impairment 1.1 2.2 3.3 Inventory charge 3.9 - 3.9 Mark-to-market adjustments - 10.5 10.5 Gain/loss on sale of fixed assets - 1.9 1.9 Transaction related costs - 11.4 11.4 Foreign exchange loss, net - 1.5 1.5 Management fee - 1.9 1.9 Other 7.5 - 7.5 Adj. EBITDA 762.1 436.1 1,198.2 IFRS-16 depreciation - (16.6) (16.6) Capitalized R&D Expense - (20.9) (20.9) Pension adjustment - (3.0) (3.0) Adj. EBITDA (inc. IFRS to GAAP adjustments) $762.1 $395.7 $1,157.8 Estimated run-rate synergies 50.0 Adj. EBITDA (inc. estimated run-rate synergies) $1,207.8 % Adj. EBITDA margin (inc. estimated run-rate synergies) 29.4% MKS PROPRIETARY 58

MKS Income from Operations and Operating Margin Reconciliation Reconciliation of Income from Operations to Non-GAAP Income from Operations and Calculation of Non-GAAP Operating Margin % L&M Segment Pro forma* (in millions) 2016 2020 Income from operations $(1.7) $102.6 (1) COVID-19 related net credits — (0.1) Inventory charge related to exit of a product group — 3.0 (2) Acquisition and integration costs 26.6 0.3 (3) Restructuring and other 0.4 3.2 (4) Acquisition inventory step-up 15.1 — Amortization of intangible assets 31.8 20.8 Non-GAAP income from operations 72.2 129.8 Non-GAAP operating margin 12.0% 18.6% E&S Segment Pro forma* (in millions) 2019 2020 Income from operations $(73.4) $4.3 (1) COVID-19 related net credits — (1.0) (2) Acquisition and integration costs 38.5 1.8 (3) Restructuring and other 5.4 4.3 (4) Acquisition inventory step-up 7.6 — Amortization of intangible assets 27.7 28.0 Non-GAAP income from operations 5.8 37.4 Non-GAAP operating margin 3.0% 15.9% The Light & Motion (“L&M”) segment was created in conjunction with the completion of our acquisition of Newport Corporation on April 29, 2016 (“Newport Acquisition”). The Equipment & Solutions (“E&S”) segment was created in conjunction of Electro Scientific Industries, Inc. on February 1, 2019 (“ESI Acquisition”). * Pro forma amounts assume the Newport Acquisition occurred on January 1, 2016 and the ESI Acquisition occurred on January 1, 2019. MKS PROPRIETARY 59

Notes to MKS Income from Operations and Operating Margin Reconciliation (1) MKS recorded COVID-19 related costs and credits that were direct, incremental and not expected to recur. The amounts consisted of payroll-tax credits for maintaining MKS’ workforce during the pandemic, offset by shift premiums and bonuses. (2) MKS recorded acquisition and integration costs in each of 2016, 2019 and 2020 relating to MKS’ acquisition of the following entities: (i) in 2016, Newport Corporation (the Newport acquisition ) and (ii) in each of 2019 and 2020, Electro Scientific Industries, Inc. (the ESI acquisition ). (3) During 2016, MKS recorded costs related to the closing of one of its international facilities. During 2019, MKS recorded severance costs related to an organization-wide reduction in workforce, the consolidation of service functions in Asia, and the movement of certain products to lower cost regions and also recorded a legal settlement from a contractual obligation we assumed as part of the Newport acquisition (the Legal Settlement ). During 2020, MKS recorded duplicate facility costs attributed to entering into new facility leases, costs related to the exit of certain product groups and costs related to the pending closure of a facility in Europe. These costs for 2020 were offset by an insurance reimbursement related to the Legal Settlement. (4) Cost of revenues in each of 2016 and 2019, includes the amortization of the step-up of inventory to fair value as a result of MKS’ acquisition of the following entities: (i) in 2016, Newport Corporation and (ii) in 2019, Electro Scientific Industries, Inc. MKS PROPRIETARY 60

MKS Adj. Gross Margin Reconciliation (GAAP to Non-GAAP) (in millions) 2019 2020 LTM Q2 ’21 Gross Profit $830.4 $1,049.5 $1,240.6 COVID-19 related net costs – 0.3 - Acquisition inventory step-up 7.6 – – Inventory charge related to exit of product groups – 3.9 3.9 Non-GAAP Adj. Gross profit $838.0 $1,053.7 $1,244.8 Non-GAAP Adj. Gross margin 44.1% 45.2% 46.2% MKS PROPRIETARY 61

MKS Adj. EBITDA Reconciliation (GAAP to Non-GAAP)

(in millions)	2019	2020	LTM Q2 '21
Net income	**$140.4**	**$350.1**	**$476.1**
Interest expense, net	38.7	27.7	25.1
Provision for income taxes	37.4	72.9	93.9
Depreciation	41.3	44.0	44.9
Amortization	67.4	55.2	50.2
EBITDA	**$325.2**	**$549.9**	**$690.2**
Stock-based compensation	28.2	28.6	32.7
COVID-19 related net credits	–	(A) (0.9)	–
Acquisition and integration costs	(B) 37.3	3.8	(C) 13.1
Acquisition inventory step-up	(B) 7.6	–	–
Inventory charge related to exit of product groups	–	3.9	3.9
Expenses related to the sale of a business	–	–	–
Excess and obsolete inventory charge	–	–	–
Fees and expenses relating to re-pricing of term loan facility	(D) 6.6	–	–
Restructuring and other	(E) 7.0	(F) 9.4	(G) 13.6
Environmental costs	–	–	–
Asset impairment	4.7	2.3	1.1
Gain on sale of business	–	–	–
Gain on sale of long-lived assets	(H) (6.8)	–	–
Net proceeds from an insurance policy	–	–	–
Other adjustments	3.4	–	(I) 7.5
Adjusted EBITDA	**$413.2**	**$597.0**	**$762.1**
% Adjusted EBITDA margin	***21.7%***	***25.6%***	***28.3%***

(A) Consisted of payroll tax credits for maintaining workforce during the pandemic, offset by shift premiums and bonuses

(B) Related to the acquisition of Electro Scientific Industries (closed Q1'19)

(C) Costs during Q1'21 primarily related to proposed acquisition of Coherent; costs during Q2'21 related to acquisition of Photon Control and pending acquisition of Atotech

(D) Recorded additional interest expense related to amortization of debt issuance costs from Credit Agreement amended in April 2019

(E) Resulted from pending closure of a facility in Europe, workforce-related severance costs, consolidation of service functions in Asia, and movement of certain products to lower cost regions

(F) Resulted from duplicate facility costs attributed to entering into new facility leases, exiting certain product groups, and costs related to pending closure of a facility in Europe. Costs were offset by an insurance reimbursement related to legal settlement

(G) Primarily related to duplicate facility costs attributed to entering into new facility leases, severance costs due to a global cost saving initiative, costs related to the pending closure of a facility in Europe and movement of certain products to low cost regions

(H) Recorded a gain on the sale of two properties in Boulder, CO and three properties in Portland, OR

(I) Recorded a fair-value loss from Canadian dollar contracts related to hedge currency fluctuations in connection with the funding of acquisition of Photon Control, which closed July 15, 2021

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MKS Free Cash Flow Reconciliation (GAAP to Non-GAAP) LTM (in millions) 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Q2’21 Net cash provided by (used in) operating $20.1 $13.8 $(0.2) $66.4 $64.2 $78.2 $119.1 $92.7 $4.9 $163.5 $156.0 $137.2 $76.1 $101.9 $138.3 $180.1 $355.2 $413.8 $244.5 $513.2 $591.4 activities Less: Purchase of property, 14.6 7.9 6.3 18.3 10.3 10.7 15.1 13.5 4.2 15.8 15.6 17.7 12.4 13.2 12.4 19.1 31.3 62.9 63.9 84.9 96.8 plant and equipment Free cash flow $5.5 $5.9 $(6.5) $48.1 $53.9 $67.5 $104.0 $79.3 $0.7 $147.7 $140.5 $119.5 $63.7 $88.7 $125.9 $161.0 $323.9 $350.8 $180.6 $428.3 $494.6 MKS PROPRIETARY 63

MKS Q2’21 Financial Reconciliation (GAAP to Non-GAAP) (in millions) Q2 ’21 (in millions) Q2 ’21 Gross Profit $355.2 Net Income $146.5 COVID-19 related net costs — Acquisition and integration costs 6.0 Non-GAAP Adj. Gross profit $355.2 Restructuring and other 3.0 Non-GAAP Gross margin 47.4% Amortization of intangible assets 12.7 Amortization of debt issuance costs 0.5 Currency hedge loss 7.5 Operating Expenses $168.9 Windfall tax benefit on stock-based compensation (2.7) Acquisition and integration costs (6.0) Tax effect of Non-GAAP adjustments (5.7) Restructuring and other (3.0) Non-GAAP net earnings $167.8 Amortization of intangible assets (12.7) Non-GAAP net earnings per diluted share $3.02 Non-GAAP Operating expenses $147.2 Weighted average diluted shares outstanding 55.7 (in millions) Q2’21 Income Before Provision (benefit) Effective Income from operations $186.3 Income Tax for Income Taxes Tax Rate Acquisition and integration costs 6.0 GAAP $172.5 $26.0 15.1% Restructuring and other 3.0 Acquisition and integration costs 6.0 — Amortization of intangible assets 12.7 Restructuring and other 3.0 — Non-GAAP income from operations $208.0 Amortization of intangible assets 12.7 — Non-GAAP operating margin 27.7% Amortization of debt issuance costs 0.5 — Currency hedge loss 7.5 — Windfall tax benefit on stock-based — 2.7 Interest expense, net $6.3 compensation Amortization of debt issuance costs (0.5) Tax-effect of Non-GAAP adjustments — 5.7 Non-GAAP interest expense, net $5.8 Non-GAAP $202.2 $34.4 17.0% MKS PROPRIETARY 64

Atotech Adj. EBITDA Reconciliation (IFRS to Non-IFRS)

(in millions)	2019	2020	LTM Q2 '21
Consolidated net income (loss)	**$7.6**	**$(289.4)**	**$(8.5)**
Interest expense, net	148.1	142.0	165.3
Income taxes	54.8	64.3	72.1
Depreciation and amortization (excluding impairment charges)	165.4	166.4	174.3
EBITDA	**$375.9**	**$83.3**	**$403.3**
Non-cash adjustments	(10.2)	(A) 250.7	16.9
Gain on disposal of fixed asset	(6.1)	—	—
Foreign exchange loss, net	(2.4)	14.8	1.5
Restructuring (B)	13.4	2.5	0.3
Transaction related costs	7.1	7.6	11.4
Management fee (C)	2.4	2.7	1.9
COVID-19 adjustment	—	(D) 2.2	1.2
Adj. EBITDA (IFRS-basis)	**$380.1**	**$363.9**	**$436.4**
% Adj. EBITDA margin	***32.0%***	***29.5%***	***30.7%***

(A) Eliminates the non-cash impact of (1) share-based compensation, (2) losses on the sale of fixed assets, (3) goodwill impairment charges of $284 million, and (4) mark-to-market adjustments related to the Group's foreign currency derivative and bifurcated embedded derivatives related to certain redemption features of the Opco Notes and Holdco Notes

(B) Eliminates charges resulting from restructuring activities principally from the Company's cost reduction efforts

(C) Reflects adjustment to eliminate fees paid to Carlyle

(D) Eliminates charges in connection with COVID-19 including expenses at plant and office locations incurred during locally mandated plant shutdowns in China, Malaysia, India, and Mexico

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Atotech Adj. Free Cash Flow before Debt Service Reconciliation (IFRS to Non-IFRS) (in millions) 2019 2020 LTM Q2 ’21 Adj. EBITDA (IFRS-basis) $380 $364 $436 Less: Capex (66) (53) (48) Less: Change in OWC 40 21 13 Less: Cash Taxes (85) (71) (107) Adj. Free Cash Flow before Debt Service $269 $262 $294 MKS PROPRIETARY 66

Atotech Financial Adjustments (in millions) 2019 2020 LTM Q2’21 Revenue $1,188.0 $1,234.0 $1,420.3 Reported gross profit (ATC-basis) $699.8 $676.3 $750.9 Reported gross margin (ATC-basis) 59% 55% 53% Less: Depreciation Reallocated to COGS (11.9) (11.2) (11.8) Less: External Warehousing Cost Reallocated to COGS (4.0) (4.0) (4.0) Adjusted gross profit (MKS-basis) $683.9 $661.1 $735.1 Adjusted gross margin (MKS-basis) 58% 54% 52% Adj. EBITDA (IFRS and ATC-basis) $380.1 $363.9 $436.4 Adj. EBITDA margin (IFRS and ATC-basis) 32% 29% 31% Less: IFRS-16 depreciation (16.3) (16.2) (16.6) Less: Capitalized R&D Expense (27.0) (20.3) (20.9) Less: Pension adjustment - (3.0) (3.0) Adjusted EBITDA (GAAP and MKS-basis) $336.9 $324.4 $395.9 Adjusted EBITDA Margin (GAAP and MKS-basis) 28% 26% 28% Capex, net of disposals (IFRS-basis) $66.0 $52.6 $48.0 Less: Capitalized R&D Expense (27.0) (20.3) (20.9) Capex, net of disposals (GAAP-basis) $39.0 $32.3 $27.1 MKS PROPRIETARY 67

Pro forma Schedule (in millions) 2019 2020 LTM Q2’21 MKS Revenue 1,900 2,330 2,694 Atotech Revenue 1,188 1,234 1,420 Total Revenue $3,088 $3,564 $4,114 % Growth (6%) 15% 28% MKS Adj. Gross Profit (Non-GAAP) 838 1,054 1,245 Atotech Adj. Gross Profit (MKS-basis) 684 661 735 Total Adj. Gross Profit $1,522 $1,714 $1,981 % Gross Margin 49% 48% 48% MKS Adj. EBITDA (Non-GAAP) 413 597 762 Atotech Adj. EBITDA (GAAP and MKS-basis) 337 324 396 Total Adj. EBITDA $750 $921 $1,158 % Total Adj. EBITDA Margin 24% 26% 28% Estimated run-rate synergies 50 Total Adj. EBITDA (inc. estimated run-rate synergies) $1,208 Total Adj. EBITDA Margin 29.4% MKS Capex (Purchase of property, plant and equipment) 64 85 97 Atotech Capex, net of disposals (GAAP-basis) 39 32 27 Total Capex $103 $117 $124 % Revenue 3% 3% 3% MKS PROPRIETARY 68